                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         ANADARKO PETROLEUM CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         ANADARKO PETROLEUM CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        ANADARKO PETROLEUM CORPORATION

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

March 21, 1994

TO THE STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of the Company which will be held in The Wyndham Hotel, Greenspoint, 12400 Greenspoint Drive, Houston, Texas, on Thursday, April 28, 1994, at 9:30 A.M.

     The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

     We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage-paid return envelope. If you do not return the signed proxy, your proxy cannot be counted. We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy.

                                          Very truly yours,

                                               /s/ ROBERT J. ALLISON, JR.
                                          -----------------------------------
                                          ROBERT J. ALLISON, JR.
                                          Chairman, President and Chief
                                          Executive Officer

                        ANADARKO PETROLEUM CORPORATION

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 1994

     Notice is hereby given that the Annual Meeting of Stockholders of Anadarko Petroleum Corporation, a Delaware corporation (the "Company"), will be held in The Wyndham Hotel, Greenspoint, 12400 Greens-point Drive, Houston, Texas, on Thursday, April 28, 1994, at 9:30 A.M., for the purpose of:

          (1) Electing three Class II directors for terms of three years, each to hold office until the expiration of his term and until his successor shall have been elected and shall have qualified;

          (2) Approving amendments to the 1988 Stock Option Plan for Non-employee Directors;

          (3) Approving the Annual Incentive Bonus Plan;

          (4) Approving the 1993 Stock Incentive Plan; and

          (5) Transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     A record date of March 4, 1994, has been fixed for determining stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, and only holders of Common Stock of record at the close of business on the record date will be entitled to receive notice of, and to vote at, such meeting or any adjournment or adjournments thereof.

     Whether or not you expect to be present at the meeting, please sign, date and return the enclosed proxy in the enclosed addressed envelope, which requires no postage if mailed in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                  /s/ SUZANNE SUTER
                                          ----------------------------------
                                          SUZANNE SUTER
                                          Corporate Secretary

Dated: March 21, 1994
Houston, Texas

                        ANADARKO PETROLEUM CORPORATION

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1994

                             ---------------------

                              GENERAL INFORMATION

     This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Anadarko Petroleum Corporation, a Delaware corporation (the "Company" or "Anadarko"), of proxies for use at its Annual Meeting of Stockholders to be held in The Wyndham Hotel, Greenspoint, 12400 Greenspoint Drive, Houston, Texas, on Thursday, April 28, 1994, at 9:30 A.M., for the purposes set forth in the accompanying notice of the meeting. Proxy material is being mailed to holders of the Company's common stock, par value $0.10 per share ("Common Stock"), on or about March 21, 1994.

     A stockholder may, at any time prior to the meeting, revoke a proxy by giving written notice of such revocation addressed to the Corporate Secretary of the Company at P. O. Box 1330, Houston, Texas 77251-1330. Unless revoked prior to its exercise, any proxy given pursuant to this solicitation will be voted at the meeting. Also, a stockholder may attend the meeting and vote in person whether or not he has previously given a proxy.

                     RECORD DATE AND VOTING AT THE MEETING

     On March 4, 1994, the record date for the determination of stockholders entitled to vote at the meeting, the Company had 58,700,520 shares of Common Stock outstanding, each of which will be entitled to one vote at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. The holders of a majority of the shares entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Proxy cards that are not signed or that are not returned are treated as not voted for any purpose.

     All elections for directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy card, the shares will be considered votes for the nominee. In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for director.

     Abstentions from proposal are treated as votes against the particular proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal, those shares will not be considered as present and entitled to vote with respect to that proposal.

                             ELECTION OF DIRECTORS

                         (PROPOSAL NO. 1 ON PROXY CARD)

     The Board is divided into three classes of directors serving staggered three-year terms. Class I and Class III each have two directors and Class II has three directors.

     At the meeting, the three Class II directors are to be elected for terms of three years, each to hold office until the expiration of his term in 1997 and until his successor shall have been elected and shall have qualified. It is the intention of the persons named in the accompanying form of proxy to vote such proxy, unless otherwise instructed, for the election of Messrs. Conrad P. Albert, Robert J. Allison, Jr. and Charles M. Simmons for terms of three years. If any one of these nominees should be unable to serve, the proxies will be voted for the election of such other persons as shall be determined by the persons named in the proxy, in accordance with their judgment.

     Messrs. Larry Barcus and James L. Bryan, Class III directors, were elected by the stockholders in 1992 for terms of three years. Messrs. Ronald Brown and John R. Gordon, Class I directors, were elected by the stockholders in 1993 to each serve a three-year term.

NOMINEES FOR ELECTION

     CONRAD P. ALBERT -- Mr. Albert resides in New York and is engaged in personal investments. He was Executive Vice President of Manufacturers Hanover Trust Company, a banking corporation, New York, New York, from September 1983 through 1991.

AGE AT END      BECAME A       PROPOSED
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    48            1986           1997

     ROBERT J. ALLISON, JR. -- Mr. Allison has been Chairman of the Board and Chief Executive Officer of the Company since October 1, 1986. Mr. Allison was elected President of the Company in January 1993.

AGE AT END      BECAME A       PROPOSED
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    55            1985           1997

     CHARLES M. SIMMONS -- Mr. Simmons resides in Fort Worth, Texas. He retired from The Western Company of North America in September 1985.

AGE AT END      BECAME A       PROPOSED
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    68            1986           1997

DIRECTORS CONTINUING IN OFFICE

     LARRY BARCUS -- Mr. Barcus is Chairman of L. G. Barcus and Sons, Inc., Kansas City, Kansas, a general contractor with operations nationwide. He is also Chairman of the Board of First American Bancshares, Inc. and Klear Vision, Inc.

AGE AT END      BECAME A        PRESENT
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    57            1986           1995

     RONALD BROWN -- Mr. Brown resides in Rancho Santa Fe, California. He retired as Executive Vice President of Compass Bank, Houston, Texas in 1992. He had served in that position since 1991 when River

Oaks Bank was acquired by Compass Bank. Prior to 1991, he was Vice Chairman and President of River Oaks Bank, a banking association.

AGE AT END      BECAME A        PRESENT
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    61            1986           1996

     JAMES L. BRYAN -- Mr. Bryan was elected Senior Vice President Operations of Dresser Industries, Inc. ("Dresser"), an oil field services company with executive offices in Dallas, Texas, in February 1994. In May 1990, Mr. Bryan was elected Vice President -- Operations of Dresser. Mr. Bryan was President and Chief Executive Officer of M-I Drilling Fluids Co., a Dresser/Halliburton company from 1986 until May 1990.

AGE AT END      BECAME A        PRESENT
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    58            1986           1995

     JOHN R. GORDON -- Mr. Gordon has been President of Deltec Asset Management Corporation, a New York, New York investment management company, since January 1988. Prior to joining Deltec, Mr. Gordon was a Managing Director of Kidder, Peabody & Co. Inc. in New York since January 1986.

AGE AT END      BECAME A        PRESENT
  OF 1994       DIRECTOR     TERM EXPIRES
- -----------    ----------    -------------
    46            1988           1996

COMMITTEES OF THE BOARD

     The Board has a standing Executive Committee, Audit Committee and Compensation and Benefits Committee (the "Compensation Committee"). Mr. Allison is Chairman and Messrs. Brown and Bryan are members of the Executive Committee. Mr. Bryan is Chairman and Messrs. Albert and Barcus are members of the Audit Committee. Mr. Gordon is Chairman and Messrs. Brown and Simmons are members of the Compensation Committee. During 1993, the Executive Committee met one time; the Audit Committee met three times; and the Compensation Committee met four times.

     The Executive Committee reviews and, where appropriate, approves corporate action with respect to the conduct of the business of the Company between Board meetings. Actions taken by the Executive Committee are regularly submitted to the Board at its next meeting, for review by the full Board.

     The Audit Committee recommends to the Board each year the appointment of independent auditors for the following year. The Audit Committee considers the independence of such auditors; reviews the fees for audit and nonaudit services; reviews the plan, scope and results of the independent audit; reviews the recommendations resulting from such audit and the responses of management to such recommendations; reviews the plan, scope and results of the Company's internal audit group's activities; reviews the recommendations resulting from internal audits; and reviews the accounting controls of the Company that the Audit Committee or the Board may deem necessary or desirable. This Committee also reviews the annual financial statements issued by the Company to its security holders and makes recommendations as to accounting and auditing policies which, in its judgment, should receive the attention of the Board.

     The Compensation Committee considers and approves certain remuneration arrangements between the Company and its officers, including executive officers' salaries; adopts or makes recommendations to the Board regarding the adoption of compensation and employee benefit plans in which officers and certain key employees of the Company and certain subsidiaries are eligible to participate; and grants bonuses, stock options, restricted stock and other benefits pursuant to Company plans. This Committee also reviews and makes recommendations with respect to the election of officers of the Company, and when appropriate, recommends the election to the Board of a Chief Executive Officer.

MEETINGS

     During 1993, the Board met four times. Each incumbent director of the Company, during his term as a director in 1993, attended at least 75% of the total number of meetings of the Company's Board and at least 75% of the total number of meetings of the Committees of which he was a member.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock beneficially owned, or as to which there is a right to acquire beneficial ownership within 60 days of February 28, 1994, by each continuing director, each nominee for director, and all directors and executive officers of the Company as a group as of February 28, 1994. No director, nominee for director or officer of the Company owns and has the right to acquire more than 1% of the outstanding Common Stock. All directors and officers of the Company as a group own beneficially and have the right to acquire, within 60 days of February 28, 1994, approximately 2.2% of the outstanding Common Stock.

                                                          AMOUNT AND NATURE OF BENEFICIAL
                                                                     OWNERSHIP
                                                         ---------------------------------
                                                         NUMBER
                                                           OF          OPTIONS
                                                         SHARES      EXERCISABLE    TOTAL      PERCENT
        TITLE                       NAME OF            BENEFICIALLY    WITHIN     BENEFICIAL     OF
      OF CLASS                 BENEFICIAL OWNER          OWNED(1)      60 DAYS     OWNERSHIP    CLASS
- ---------------------   -------------------------------  -------       -------     ---------    -----
Common Stock.........   Robert J. Allison, Jr.           204,901       280,000       484,901      *
Common Stock.........   Charles G. Manley                 36,423        43,500        79,923      *
Common Stock.........   Michael E. Rose                   30,853        43,500        74,353      *
Common Stock.........   Charles K. Abernathy              29,981        64,500        94,481      *
Common Stock.........   John N. Seitz                     17,678        55,100        72,778      *
Common Stock.........   Conrad P. Albert                  11,000        10,000        21,000      *
Common Stock.........   Larry Barcus                       1,000        30,000        31,000      *
Common Stock.........   Ronald Brown                       1,222        30,000        31,222      *
Common Stock.........   James L. Bryan                     1,000        30,000        31,000      *
Common Stock.........   John R. Gordon                    10,000        30,000        40,000      *
Common Stock.........   Charles M. Simmons                10,000        30,000        40,000      *
                        All directors and executive
Common Stock.........   officers
                        as a group, including the
                        above-named (17 persons)         446,554       821,100     1,267,654     2.2%

- ---------------

* Less than one percent.

(1) The directors and officers have sole voting and dispositive power of all shares beneficially owned. Included are beneficially owned and undistributed shares of Common Stock held in the Anadarko Employee Savings Plan. The number does not include shares of Common Stock which the directors or officers of the Company have the right to acquire within 60 days of February 28, 1994.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to persons known to be the beneficial owner of more than 5% of the Company's outstanding Common Stock:

                                                                         AMOUNT AND
                                                                         NATURE OF         PERCENT
                                                                         BENEFICIAL        OF
     TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP         CLASS
- ------------------------   -----------------------------------------    ------------       -----
Common Stock............   FMR Corp.                                    7,364,835(1)       12.5%
                             82 Devonshire Street
                             Boston, MA 02109
Common Stock............   Sonatrach Petroleum Investment               6,000,000(2)       10.2%
                           Corporation
                             (Ireland) Limited
                             10, rue du Sahara
                             Hydra, Algiers, Algeria

- ---------------

(1) According to information contained in a Schedule 13G filed with the Commission, dated February 11, 1994.

(2) According to information contained in a Schedule 13D filed with the Securities and Exchange Commission (the "Commission"), dated May 11, 1993.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company purchases oil field services from a number of companies including Dresser Industries, Inc. and its affiliates and subsidiaries. In 1993, the aggregate amount paid to Dresser Industries, Inc. and its affiliates and subsidiaries was approximately $641,000. Mr. Bryan, a director of the Company, is Senior Vice President Operations of Dresser Industries, Inc.

     Approximately $155,000 was paid to L. G. Barcus and Sons, Inc. in connection with the construction in 1993 of facilities to be used by the Company. Mr. Barcus, a director of the Company, is the Chairman of L. G. Barcus and Sons, Inc., a general contractor with operations nationwide.

     During 1989, Anadarko Algeria Corporation ("Anadarko Algeria"), a wholly-owned subsidiary of the Company, entered into an agreement with Sonatrach, an Algerian entreprise nationale ("Sonatrach"), which is wholly-owned by the People's Democratic Republic of Algeria and which owns 99.9% of the capital stock of Sonatrach Petroleum Investment Corporation (Ireland) Limited, which gives Anadarko Algeria the right to explore for and produce liquid hydrocarbons in Algeria. The agreement provides for a commitment from Anadarko Algeria of a minimum of $100,000,000 of exploration costs, including the cost of certain assets, over a 10-year period, subject to certain provisions. Liquid hydrocarbons discovered and produced will be shared by Anadarko Algeria and Sonatrach in accordance with the terms of the agreement. Anadarko Algeria has obtained two partners to participate in the project and share in the exploration cost commitment. As of December 31, 1993, a total of approximately $72,408,000 in exploration costs had been incurred by Anadarko Algeria of which approximately $26,964,000 was incurred in 1993.

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive an annual retainer of $30,000 for serving on the Board, plus $1,250 for attendance at each meeting of the Board. In addition, non-employee directors receive an annual retainer of $3,000 for serving on a committee, plus $1,250 for each committee meeting attended. Non-employee directors who serve as a Chairman of a committee receive an additional annual retainer of $3,000. All directors are reimbursed for expenses incurred in attending Board and committee meetings. Employees of the Company who are also directors do not receive a retainer or fees for Board and committee meetings attended.

     The Company has a stock option plan for directors who are not employees of the Company. Under the Anadarko Petroleum Corporation 1988 Stock Option Plan for Non-Employee Directors (the "1988 Plan"), each non-employee director receives an initial grant of 10,000 options which vest equally over a two-year period. In addition, on October 27th of each year, each non-employee director is granted an option to purchase 5,000 shares of Common Stock at the fair market value on such date. All outstanding options granted under the 1988 Plan are options which do not constitute incentive stock options ("IS0s") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") ("NQOs"). All outstanding options under the 1988 Plan are exercisable no earlier than one year from the date of grant and expire ten years from the date of grant. Options may not be awarded or granted after October 26, 1998, or the earlier termination of the 1988 Plan. The Company is proposing to amend the 1988 Plan to add the ability for non-employee directors to receive a portion of their retainer and/or meeting fees in shares of Common Stock. See "Approval of Amendments to the 1988 Stock Option Plan For Non-Employee Directors" below.

     The Company has a Director Retirement Income Plan for its non-employee directors. Directors having ten or more years of service on the Board and having attained age 65 will be eligible to receive retirement income equal to 60% of the director's annual retainer fee in effect as of the director's retirement date from the Board. Directors having less than ten years of service will accrue a benefit of 6% per year of service of the director's annual retainer fee in effect as of such director's retirement. Such retirement income will become payable on the later of the director's retirement date or age 65 and will be payable in equal installments on a monthly basis during the life of the director with 120 months of payments guaranteed.

     The Company has a Director Deferred Compensation Plan (the "Director Deferred Plan") which allows non-employee directors to defer all or part of their director annual retainer fee and provides unfunded benefit payments in amounts related to the amount of compensation deferred, age of the director at the time the compensation is deferred and accrued interest. Amounts previously deferred accrue interest at 20% per annum. The Director Deferred Plan may provide in-service payments during the time the director is a member of the Board. Upon retirement, death, disability or the attainment of age 65, the participant will receive annual payments, over a ten-year period, or in certain cases on an accelerated or lump sum basis. There have been no deferrals under the Director Deferred Plan since 1990.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company as to whom the total annual salary and bonus for the fiscal year ended December 31, 1993, exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                                 -------------------------------------
                                                      ANNUAL COMPENSATION                 AWARDS
                                                 ------------------------------  -------------------------
                                                                       OTHER                   UNDERLYING    PAYOUTS       ALL
                                                                       ANNUAL     RESTRICTED   SECURITIES   ----------    OTHER
                                                                     COMPENSA-      STOCK       OPTIONS/       LTIP     COMPENSA-
        NAME           PRINCIPAL POSITION YEAR   SALARY($) BONUS($)  TION($)(1)  AWARDS($)(2)  SARS(#)(3)   PAYOUTS($)  TION($)(4)
- ---------------------  ------------------ ----   -------   -------   ----------  ------------  -----------  ----------  ----------
Robert J. Allison, Jr. Chairman,          1993   750,000   675,000        0               0       60,000         0        219,371
                         President and
                         Chief Executive
                         Officer
                       Chairman and Chief 1992   675,000   338,000        0               0       40,000         0        182,475
                         Executive
                         Officer
                       Chairman and Chief 1991   675,000   338,000        0               0       40,000         0        173,790
                         Executive
                         Officer

Charles G. Manley      Senior Vice        1993   245,000   130,000        0         593,438       24,000         0         80,726
                         President,
                         Administration
                       Vice Pres.         1992   204,000    61,000        0               0       15,000         0         72,901
                         Administration
                         & Employee
                         Relations
                       Vice Pres.         1991   204,000    51,000        0               0       12,000         0         65,752
                         Administration
                         & Employee
                         Relations

Michael E. Rose        Senior Vice        1993   245,000   130,000        0         593,438       24,000         0         78,911
                         President,
                         Finance/Chief
                         Financial
                         Officer
                       Vice Pres.         1992   208,000    62,000        0               0       15,000         0         72,325
                         Finance/Chief
                         Financial
                         Officer
                       Vice Pres.         1991   208,000    52,000        0               0       12,000         0         64,972
                         Finance/Chief
                         Financial
                         Officer

Charles K. Abernathy   Vice Pres.         1993   218,000    82,000        0         395,625       18,000         0         63,170
                         Operations-
                       International/Gulf
                         of Mexico
                       Vice Pres.         1992   205,000    60,000        0               0       15,000         0         58,306
                         Operations-
                       International/Gulf
                         of Mexico
                       Vice Pres. &       1991   205,000    60,000        0               0       15,000         0         54,964
                         General
                         Manager-International

John N. Seitz          Vice Pres.         1993   220,000   100,000        0         395,625       18,000         0         42,894
                         Exploration
                       Vice Pres.         1992   190,000    57,000        0               0       15,000         0         35,696
                         Exploration
                       Vice Pres. &       1991   190,000    60,000        0               0       15,000         0         34,838
                         General
                         Manager-Houston
                         Region

- ---------------

(1) No executive officer had perquisites in excess of $50,000 or 10% of salary plus bonus.

(2) As of December 31, 1993, the number of restricted shares held by each executive officer and corresponding value on December 31, 1993 was for Mr. Manley, 12,000 shares valued at $544,500; Mr. Rose, 12,000 shares valued at $544,500; Mr. Abernathy, 8,000 shares valued at $363,000; and Mr. Seitz, 8,000 shares valued at $363,000. Dividends will be paid on unvested shares. The restricted stock awarded in 1993 vested 20% on May 10, 1993 and will vest 20% per year each May 10th thereafter.

(3) No SARs are outstanding.

(4) This column includes (a) Company contributions to the Anadarko Employee Savings Plan and Executive Benefit Equalization Plan; (b) interest earned above 120% of the applicable federal rate on deferred compensation under the Executive Deferred Compensation Plan; and (c) payments under the Annual Override Bonus Plan ("ORRI"). The 1993 amounts for items (a), (b) and (c) for each of the individuals named in the table are for Mr. Allison, $104,160, $71,440 and $43,771; Mr. Manley, $25,670, $45,481 and $9,575; Mr.
    Rose, $25,721, $44,050 and $9,140; and Mr. Abernathy, $21,108, $27,477 and
    $14,585; and Mr. Seitz, $22,164, $9,497 and $11,233, respectively. No deferrals have been made under the Executive Deferred Compensation Plan since 1990. Grants under the ORRI were discontinued after 1986; however, awards that were previously made will continue to produce payments to the recipients over the lifetime of the wells in the pool.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
                             ------------------------------
                                         % OF TOTAL
                                         OPTIONS/SARS                                 POTENTIAL REALIZABLE VALUE
                                           GRANTED                                           AT ASSUMED
                               NUMBER OF     TO       EXERCISE                              ANNUAL RATES
                              SECURITIES  EMPLOYEES      OR                           OF STOCK PRICE APPRECIATION
                              UNDERLYING    IN          BASE                              FOR OPTION TERM(3)
                             OPTIONS/SARS  FISCAL     PRICE(2)   EXPIRATION   -------------------------------------------
           NAME             GRANTED(#)(1)   YEAR       ($/SH)       DATE      0%($)         5%($)              10%($)
           ----             -------------  ------     --------   ----------   -----     ---------------    --------------
Robert J. Allison, Jr......      60,000     15.1%      $47.00     10/28/03     $   0    $     1,773,483    $    4,494,354
Charles G. Manley..........      24,000      6.0%      $47.00     10/28/03     $   0    $       709,393    $    1,797,742
Michael E. Rose............      24,000      6.0%      $47.00     10/28/03     $   0    $       709,393    $    1,797,742
Charles K. Abernathy.......      18,000      4.5%      $47.00     10/28/03     $   0    $       532,045    $    1,348,306
John N. Seitz..............      18,000      4.5%      $47.00     10/28/03     $   0    $       532,045    $    1,348,306
Above Optionees Gain as %
  of all Stockholders
  Gain.....................         N/A       N/A         N/A          N/A       N/A               0.2%              0.2%
All Stockholders(4)........  58,668,407                                        $   0     $1,660,315,918    $4,207,698,150

- ---------------

(1) No SARs were granted in 1993. Stock options granted on October 28, 1993 were granted under the Company's 1987 Stock Option Plan. Fifty percent of the options become fully exercisable on October 28, 1994 and 50 percent become fully exercisable on October 28, 1995. In the event of a "Change of Control" (as defined by the Plan) all outstanding options granted at least six months prior to the date of the "Change of Control" shall be surrendered to the Company and the optionee shall receive a cash payment in an amount equal to the number of shares of Common Stock subject to the options multiplied by the difference between the fair market value of a share of Common Stock on the date determined to be the date of cancellation and surrender of such options and the option price.

(2) The exercise price equals the fair market value of the Common Stock on the date of grant.

(3) The dollar amounts under these columns are the results of calculation at 0% and at the 5% and 10% rates set by the Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(4) Total shares owned by all stockholders on December 31, 1993. No gain to optionee is possible without an increase in stock appreciation which will benefit all stockholders commensurately. A zero percent gain in stock price appreciation will result in no appreciation for the optionee.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                  NUMBER OF
                                                                  SECURITIES            VALUE OF
                                                                  UNDERLYING           UNEXERCISED
                                                                 UNEXERCISED          IN-THE-MONEY
                                                                 OPTIONS/SARS         OPTIONS/SARS
                                                                  AT FY-END             AT FY-END
                                   SHARES                            (#)                   ($)
                                  ACQUIRED         VALUE        --------------     -------------------
                                 ON EXERCISE     REALIZED        EXERCISABLE/         EXERCISABLE/
             NAME                    (#)            ($)         NON-EXERCISABLE     NON-EXERCISABLE*
- ------------------------------   -----------    -----------     --------------     -------------------
Robert J. Allison, Jr.........     74,000      $ 1,398,305     280,000/80,000     $4,751,250/$303,750
Charles G. Manley.............     64,200      $ 1,132,367      43,500/31,500     $  538,406/$113,906
Michael E. Rose...............     12,000      $   174,000      43,500/31,500     $  538,406/$113,906
Charles K. Abernathy..........      4,500      $   122,659      64,500/25,500     $  900,503/$113,906
John N. Seitz.................         --      $        --      55,100/25,500     $  721,043/$113,906

- ---------------

* Computed based upon the difference between aggregate fair market value on December 31, 1993 ($45.00) and aggregate exercise price.

                               PENSION PLAN TABLE

     The Company has a defined-benefit Retirement Income Plan, (the "Retirement Plan"), covering all United States employees of the Company. The following table shows the estimated single life annuity payable upon normal retirement at age 65 at various levels of compensation based on the Retirement Plan benefit formula in effect on December 31, 1993.

                                                            YEARS OF SERVICE
                                     --------------------------------------------------------------
           REMUNERATION                 15           20           25           30            35
- ----------------------------------   --------     --------     --------     --------     ----------
$  250,000........................   $ 66,000     $ 88,000     $110,000     $132,000     $  154,000
   300,000........................     80,000      106,000      133,000      159,000        186,000
   400,000........................    107,000      142,000      178,000      213,000        249,000
   500,000........................    134,000      178,000      223,000      267,000        312,000
   600,000........................    161,000      214,000      268,000      321,000        375,000
   700,000........................    188,000      250,000      313,000      375,000        438,000
   800,000........................    215,000      286,000      358,000      429,000        501,000
   900,000........................    242,000      322,000      403,000      483,000        564,000
 1,000,000........................    269,000      358,000      448,000      537,000        627,000
 1,100,000........................    296,000      394,000      493,000      591,000        690,000
 1,200,000........................    323,000      430,000      538,000      645,000        753,000
 1,300,000........................    350,000      466,000      583,000      699,000        816,000
 1,400,000........................    377,000      502,000      628,000      753,000        879,000
 1,500,000........................    404,000      538,000      673,000      807,000        942,000
 1,600,000........................    431,000      574,000      718,000      861,000      1,005,000
 1,700,000........................    458,000      610,000      763,000      915,000      1,068,000

     The Retirement Plan provides benefits based on a length of service and a final average pay formula including amounts set forth in the Salary and Bonus columns of the Summary Compensation Table. Messrs. Allison, Manley, Rose, Abernathy and Seitz, respectively, have 20, 19, 16, 19 and 15 years of accrued service under the Plan. An employee becomes vested in his benefit under the Retirement Plan at completion of five years of vesting service, as defined in the Retirement Plan.

     The benefits payable under the Retirement Plan are subject to certain limitations under the Code, but are not subject to any deduction for Social Security or other offset amounts. For certain employees who may be affected by such limits the Company has an Executive Benefit Equalization Plan (the "Equalization Plan") to maintain total benefits upon retirement at approximately the levels shown in the table above. The supplemental benefits provided under the Equalization Plan will not be accorded certain of the favorable tax treatments that apply to benefits paid under the existing Retirement Plan. Benefits under the Equalization Plan are unfunded and payable solely from the general assets of the Company.

          TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has Key Employee Change of Control Contracts (the "Contracts") with all current executive officers. The Contracts provide that in the event of a change in control such individuals will receive certain benefits in the event of the termination of their employment within five years of the effective date of such change in control. A "change of control" will occur if (i) any third person or entity acquires or gains control of 20% or more of the voting stock of the Company, (ii) as a result of, or in connection with, a contested election of directors, a majority of the Board before such election cease to be members of the Board or (iii) a person or entity owning more than 4% of the outstanding shares of the Company proposes a business combination with or purchase of the Company or a substantial part of its assets. Such benefits are provided unless such termination of employment is (i) because of the death or retirement, except in certain circumstances, of the executive, (ii) by the Company for cause or disability, or (iii) by the executive other than for good reason (as defined in the Contracts). Generally, benefits payable under the terms of the Contracts include a lump-sum cash payment equal to (i) 2.9 times the highest total annualized compensation paid during the three years ending with the year of such participant's termination from the Company (including base salary and the amount or value of any bonuses); (ii) the amount of Company matching contributions which would have been made on the participant's behalf had he continued to participate in the Anadarko Employee Savings Plan and the Equalization Plan for up to an additional three years; (iii) the present value of the additional normal retirement benefit which would have been received by the employee based on continued service through normal retirement date and assuming an annual 6% increase in base salary; (iv) the present value of the amounts of deferred compensation which would have been received by the employee based on continued service through age 65 under each deferred compensation agreement to which the participant was a party; and (v) the value of any investments credited to the employee under the Equalization Plan. In addition, the Contracts provide for a continuation of various health care, disability and life insurance plans and certain other benefits for a period of up to three years; and the payment of all legal fees and expenses incurred by the employee in obtaining or enforcing any right or benefit provided by the Contracts. The Contracts also obligate the Company to pay an employee such cash amount as may be necessary to restore any benefit diminution resulting directly or indirectly from the assessment of any special excise taxes under Section 280G of the Code in respect to benefits provided under the Contracts. In consideration of these benefits the employee agrees, in the event a person seeks to effect a change in control, not to leave the employ of the Company and to render services commensurate with his position until such person has abandoned or terminated his efforts or the change in control has occurred. The employee also agrees to retain, in confidence, any and all confidential information known to him concerning the Company and its business so long as such information is not otherwise publicly disclosed. No amounts have been paid under the Contracts.

     The Employee Severance Pay Plan (the "Severance Plan") covers all of the Company employees who are not covered by the Contracts. The Severance Plan provides that, in the event of a change in control, employees will have certain benefits provided to them in the event of the termination of their employment within three years after the effective date of such change in control. A "change of control" will occur if (i) any third person or entity acquires or gains ownership or control of 30% or more of the voting stock of the Company or (ii) as a result of, or in connection with, a contested election of directors, a majority of the Board before such election cease to be members of the Board. Benefits are provided unless termination of employment is (i) because of the death or retirement, except in certain circumstances, of the employee, (ii) by the Company for cause or disability, or (iii) by the employee other than for good reason, as defined in the Severance Plan. The Severance Plan provides benefits that include a lump sum cash payment based on salary and service ranging from a minimum of three months to a maximum of two years' salary; and a continuation of employees' medical and dental insurance for six months. No amounts have been paid under the Severance Plan.

     In the event of a "Change of Control", under the terms of the Company's existing stockholder approved stock option plans, all outstanding options which were granted at least six months prior to the date of the "Change of Control" shall be surrendered to the Company and the optionee shall receive a cash payment in an amount equal to the number of shares of Common Stock subject to the options multiplied by the difference between the fair market value of a share of Common Stock on the date determined to be the date of cancellation and surrender of such options and the option price. A "Change of Control" will occur if (i) any third person or entity acquires or gains ownership or control of 30% or more of the voting stock of the Company or (ii) as a result of, or in connection with, a contested election of directors, a majority of the Board before such election cease to be members of the Board. See "Approval of the 1993 Stock Incentive Plan -- Change of Control" below for a description of the Change of Control provisions contained in that plan.

                   COMPENSATION AND BENEFITS COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Anadarko's compensation strategy is to provide total compensation commensurate with the Company's achievement of specific operational, financial and strategic objectives and the long-term appreciation of Anadarko's stock price. The Company believes a significant portion of executive compensation should be directly and materially linked to the creation of value for our shareholders. The Compensation Committee believes the design of the Company's total executive compensation program provides executives the incentive to maximize long-term operational performance consistent with sound financial controls and high standards of integrity. It is the Compensation Committee's belief that this focus will ultimately be reflected in Anadarko's stock price and stockholder return.

     The key elements of Anadarko's total executive compensation program include base salary, annual incentives and long-term stock ownership plans. These plans are designed to attract, reward and retain key personnel critical to the long-term success of the Company through compensation programs that are competitive within the oil and gas industry. The Compensation Committee annually reviews the total compensation and stock ownership of our executive officers as compared to a select peer group of comparable public oil and gas companies. Anadarko's compensation programs are designed to provide executive officers total compensation levels above the average of our competitive market with the opportunity to be within the top quartile of the select peer group, to the extent that executive performance on an individual and collective basis so warrants. In 1993, Mr. Allison's total compensation was within the top quartile of the select peer group.

     The Performance Graph, contained in this proxy statement on page 14, compares Anadarko's stock price performance against a published index for the oil and gas industry. The index provides a meaningful comparison of Anadarko's total shareholder return against a consistent representation of companies within the oil and gas industry. The executive compensation analysis focuses on those companies that are considered potential competitors for the Company's executive talent and includes the majority of the companies in the published index.

BASE SALARY

     Anadarko strives to be the best managed company within the oil and gas industry, and structures its compensation programs to match pay with performance. In this context, Anadarko's base salaries are targeted to be above industry average, taking into account scope of responsibilities and internal relationships. Individual base salaries are determined by the Compensation Committee based on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position. Base compensation is reviewed annually by the Compensation Committee and adjusted accordingly to reflect each executive officer's contribution to the performance of the Company. In addition, the Compensation Committee monitors the aggregate number of executive officers in an effort to insure that the organization continues to be managed on an efficient, cost-effective basis.

     Mr. Allison's annual base salary for 1993, shown in the Summary Compensation Table, was increased by the Compensation Committee as a result of his contribution to the Company's outstanding reserve replacement, lower than industry cost of finding and higher than budgeted net income and cash flow for 1992. In determining Mr. Allison's base compensation against his comparable peers, the Compensation Committee also considered Mr. Allison's 15 years as Anadarko's Chief Executive Officer, his assumption of the duties of Chief Operating Officer and his role within the industry as a leader and spokesperson.

ANNUAL BONUS

     In 1993, executive officers were eligible to receive annual bonus incentives under the Company's Management Incentive Plan (the "MI Plan") and the Annual Performance Bonus Plan (the "APB Plan"), (combined the "Bonus Plans"). The Bonus Plans put a portion of the executive's compensation at risk by linking their compensation to the Company's achievement of certain operational and financial performance objectives for the year.

     Under the Bonus Plans, a total bonus target is established for each individual executive officer and other key employees, which in 1993 ranged from 15% of base salary up to 60% of base salary. This target is based upon the individual's position, level of responsibility and ability to impact the Company's success. The individual target is adjusted by a performance rating, approved by the Compensation Committee, based on Company performance for the year. Individuals may receive up to 150% of their bonus target if the Company exceeds performance objectives and, conversely, if Company performance does not meet performance objectives, individuals may receive a reduced bonus or no bonus payment. The amount of any award to an individual under the Bonus Plans may be adjusted by the Compensation Committee based on individual performance.

     The Compensation Committee established specific financial and operational objectives for 1993 considered critical to increasing shareholder value. The financial objectives that were measured included net income, cash flow, return on assets and return on capital. The Compensation Committee also set operational objectives of reserve replacement and cost of finding to be measured over a five-year period. At the end of the year, the Compensation Committee assessed the Company's performance against the financial and operational objectives to determine overall performance. In addition, the Compensation Committee considered relative stock price performance in reviewing annual performance.

     In 1993, the Company had a very successful exploration program, highlighted by the significant discovery in the sub-salt play in the Gulf of Mexico. The Company replaced its annual production volume with proved reserves on an energy equivalent barrels (EEB) basis for the 12th consecutive year. Reserve replacement, which is key to Anadarko's growth, was 162% in a year where the Company was producing at record levels. In addition, the Company's U.S. average five-year cost of finding was $4.16 per EEB, which continues to be better than the industry five-year average. Anadarko's overall financial results exceeded budgeted projections with the Company attaining record revenues and cash flow. The Company ended the year with the strongest balance sheet since 1980, reducing the debt to equity ratio from 50% in 1992 to 39% for 1993. During 1993, Anadarko recorded a record high stock price of $51.75 per share. The 1993 year-end stock price was up 54.5% from year-end 1992. The Compensation Committee, based on the Company's performance in 1993, approved the bonus amount for Mr. Allison reflected in the Summary Compensation Table, which represents 150% of his 60% bonus target.

STOCK PLANS

     The Company believes equity-based programs encourage long-term strategic management and enhancement of shareholder value. To align the interests of executive officers with those of shareholders, the Company may grant stock options and restricted stock under the 1987 Stock Option Plan. Anadarko has established stock ownership guidelines for executive officers of two and one-half times base salary for Vice Presidents, three times base salary for Senior Vice Presidents and five times base salary for the Chief Executive Officer. The Compensation Committee believes stock ownership is important to place executive officers in the same position as shareholders with a commitment to the long-term success of Anadarko.

     The Compensation Committee periodically reviews competitive market data to determine stock awards based on the executive's position and the market value of the stock. In addition, the Compensation Committee considers previous grants when determining grant size for executive officers. Stock options are granted annually and restricted stock is granted on an occasional basis. All grants are made at the fair market value of the Common Stock on the date of grant. The Compensation Committee emphasizes stock options to insure the interests of executives and shareholders are aligned. Stock options only produce value for the executive if there is an increase in stock price which results in a corresponding increase in value to the shareholder. The stock option awards made in 1993 to the executive officers reflect individual promotions and additional accountability resulting from the restructuring of senior management following the retirement of the President and Chief Operating Officer in December, 1992.

     Mr. Allison traditionally has received 40,000 stock options per year since 1987. Since that time the stock price has more than doubled. In 1993, the Compensation Committee reviewed the competitive market data for Mr. Allison's position taking into account his assumption of the additional duties of Chief Operating

Officer. Based on that data, the Compensation Committee granted Mr. Allison 60,000 stock options which will position his total compensation potential to be in the top quartile, provided there is appreciation in the stock price.

     The Compensation Committee feels that consistent leadership by the senior management team is critical to the long-term success of the Company. To encourage retention of executive officers, the Compensation Committee granted restricted stock in 1993. This grant was made to executive officers below the Chief Executive Officer and ranged from approximately 2.0 to 2.5 times annual base salary. Mr. Allison received a restricted stock grant in 1987 and did not receive a grant in 1993.

EXECUTIVE COMPENSATION DEDUCTIBILITY

     The Compensation Committee has reviewed the compensation plans of the Company in response to recently enacted legislation limiting deductibility of executive compensation above $1,000,000. It is Anadarko's intent that amounts paid pursuant to the Company's compensation plans will generally be deductible compensation expense. Accordingly, Anadarko has adopted the Annual Incentive Bonus Plan, effective as of January 1, 1994, and intends to pay any individual who is covered or is likely to be covered under Section 162(m) of the Code ("162(m)") (a "Covered Employee") according to such Plan. Anadarko believes the proposed criteria under the Annual Incentive Bonus Plan should qualify any future bonus payments made under this plan for exemption from the $1,000,000 limit upon the plan's approval by stockholders as sought in this proxy statement. In addition, the Company believes the language contained in the proposed 1993 Stock Incentive Plan satisfies the requirements for exempting compensation arising upon the exercise of stock options from the limit.

     The Compensation and Benefits Committee of the Board of Directors:

                                          Mr. John R. Gordon
                                          Mr. Ronald Brown
                                          Mr. Charles M. Simmons

                               PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and to the Dow Jones Oil -- Secondary Index for the Company's last five fiscal years. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1988 and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                           Fiscal Year Ended December 31
                                   --------------------------------------------
                                   1988    1989    1990    1991    1992    1993
                                   ----    ----    ----    ----    ----    ----
Anadarko Petroleum Corporation      100     146     117      96     119     186
Dow Jones Oil -- Secondary          100     136     113     111     112     124
S&P 500 Index                       100     132     128     166     179     197

              APPROVAL OF AMENDMENTS TO THE 1988 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                         (PROPOSAL NO. 2 ON THE PROXY)

     The Board recommends the approval of the amendments to the Anadarko Petroleum Corporation 1988 Plan which is described under "Compensation of Directors" above. The amendments to the 1988 Plan do not increase the number of shares of Common Stock subject to the Plan previously approved by the stockholders. The full text of the amended and restated 1988 Plan is set forth in Attachment A to this proxy statement. The essential features of the amendments to the 1988 Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the 1988 Plan. Approval by affirmative votes of holders of a majority of shares of Common Stock present, or represented, and entitled to vote is required for the 1988 Plan to be amended.

     As adopted by the Board, the amendments permit non-employee directors to elect to receive all or a portion (the "Elected Percentage") of their quarterly retainer and/or meeting and committee fees less any amounts deferred pursuant to the Director Deferred Plan (the "Quarterly Retainer") in shares of Common Stock. Elections under the amendments to the 1988 Plan will take effect on the last day of the first quarter ending more than six months after the date of such election. The initial election of any director will be irrevocable, except that a director will be permitted to change an irrevocable election to the extent permitted by Section 16(b) of the Securities Exchange Act of 1934, as amended and Rule 16b-3 promulgated thereunder, as such Section and Rule may be amended from time to time.

     If a non-employee director so elects, shares of Common Stock will be issued to such director as soon as is practicable following the last business day of each relevant fiscal quarter (such last business day, the "Share Issuance Date") and would be equal to the nearest number of whole shares determined in accordance with the following formula:

                    (Elected Percentage)(Quarterly Retainer)
          ------------------------------------------------------------
                          fair market value per share

where fair market value refers to the Fair Market Value (as defined in the 1988
Plan) of a share of Common Stock on the Share Issuance Date.

     Because the Elected Percentage and the fair market value of the Common Stock on future Share Issuance Dates are unknown variables, the number and the dollar value of the shares of Common Stock that will be received by or allocated to each non-employee director under the amendments to the 1988 Plan are not determinable.

TAX CONSEQUENCES

     When a non-employee director receives shares of Common Stock in lieu of cash compensation, the fair market value of the shares of Common Stock will be ordinary income to the director and generally will be allowed as a deduction for federal income tax purposes to the Company. Any gain or loss realized by a director on disposition of the Common Stock so acquired generally will be capital gain or loss to such director, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The director's basis in the shares of Common Stock for determining gain or loss on the disposition will generally be the fair market value of such Common Stock on the Share Issuance Date.

     The foregoing discussion summarizes the federal income tax consequences of the amendments to the 1988 Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the 1988 Plan.

                  APPROVAL OF THE ANNUAL INCENTIVE BONUS PLAN
                         (PROPOSAL NO. 3 ON THE PROXY)

     The Board recommends the approval of the Annual Incentive Bonus Plan (the "Incentive Plan"). The Incentive Plan is intended to attract and retain employees, to encourage employees to devote their best efforts to the Company and to recognize employees for their contributions to the overall success of the Company.

     In the Revenue Reconciliation Act of 1993, Congress enacted 162(m) which limits to $1,000,000 per year the tax deduction available to public companies for certain compensation paid to Covered Employees, subject to exceptions for compensation which is "performance-based". On December 15, 1993, the IRS proposed a set of regulations in connection with 162(m) which provides guidance on this exception for "performance-based compensation". Generally, the "performance-based compensation" exception to the 162(m) deduction limit is available with respect to compensation which is conditioned upon and only paid upon satisfaction (i) of the attainment of certain performance business goals and (ii) that such goals and the maximum amount of compensation which may be paid, provided such performance goals are attained, are disclosed to and approved by stockholders. The Board is seeking stockholder approval of the Incentive Plan to insure that payments made under the Incentive Plan qualify for this exception under 162(m). Approval by affirmative votes of holders of a majority of shares of Common Stock present, or represented, and entitled to vote is required for the Incentive Plan to be approved.

     The full text of the Incentive Plan is set forth in Attachment B to this proxy statement. The essential features of the Incentive Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the Incentive Plan.

ADMINISTRATION AND DETERMINATION OF BONUSES

     The Incentive Plan will be administered by the Compensation Committee, composed of disinterested, outside directors appointed by the Board. All decisions made by the Compensation Committee in designating employees eligible to receive bonuses, determining performance objectives, determining types of bonuses to be paid, determining bonus amounts, determining how and when bonuses will be paid and construing the provisions of the Incentive Plan shall be final. Bonuses paid to individuals, other than Covered Employees, will be paid at the discretion of the Compensation Committee.

     The specific performance goals for 1994 will be established prior to April 1994 as required by 162(m). All employees, including Covered Employees, are eligible to participate in the Incentive Plan. The amount and time of bonus payments have not been determined at this time.

PERFORMANCE-BASED COMPENSATION EXCEPTION

     For any Covered Employee, the Compensation Committee will establish performance goals under which a bonus can be paid to the Covered Employee. The Compensation Committee will establish, in writing, for each calendar year beginning with 1994, the bonus opportunity for each Covered Employee, the performance goals, the specific performance criteria and the appropriate weight of each performance criteria and the performance target or range of targets to measure satisfaction, in whole or in part, of the performance goals. The Compensation Committee shall select from one or more of the following performance criteria in establishing performance goals: (i) net income, cash flow and/or reserve replacement measured against internally established targets; and (ii) cost of finding of energy equivalent barrels and/or stock price performance, in either case compared against industry or a select peer group.

     At the end of the performance period, the Compensation Committee will evaluate the Company's performance based upon the achievement of the pre-established performance goals and certify, in writing, the extent to which the specific performance criteria were attained. Individual awards will be determined based on performance against the pre-established goals resulting in bonuses to covered individuals ranging from 0% to a maximum of 150% of such individual's January 1 base salary.

PAYMENT IN EVENT OF TERMINATION

     In the event an employee terminates employment with the Company for any reason, including death, disability and retirement, prior to the date a bonus is paid, the Compensation Committee, in its sole discretion, may pay such bonus to the employee or his beneficiary, as the case may be. The amount of the bonus award, if any, will be at the discretion of the Compensation Committee.

TERMINATION AND AMENDMENT

     The Board may alter, amend or terminate the Incentive Plan. Neither the Incentive Plan nor any provision thereof shall preclude the Company from adopting or continuing other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

TAX CONSEQUENCES

     When a participant receives a cash bonus, the amount of the cash bonus will be ordinary income to the participant and generally will be allowed as a deduction for federal income tax purposes to the Company based on the requirements of the proposed regulations.

                   APPROVAL OF THE 1993 STOCK INCENTIVE PLAN
                         (PROPOSAL NO. 4 ON THE PROXY)

     The Board recommends the approval of the 1993 Stock Incentive Plan (the "1993 Plan") which authorizes the grant of various stock and stock-related awards. The 1993 Plan was adopted by the Board on October 28, 1993 contingent upon approval by the stockholders. The Board believes the Company's success and long-term progress are dependent upon attracting and retaining executive personnel and other key employees of the Company and its subsidiaries.

     The Company first adopted a stock option plan in 1986 and has periodically submitted each successive program to the stockholders for approval. No future stock options will be granted under stock option plans which have previously been approved by stockholders. The 1993 Plan is intended to allow the Compensation Committee continued flexibility to use stock and stock-related awards in the Company's overall compensation program.

     The full text of the 1993 Plan is set forth in Attachment C to this proxy statement. The essential features of the 1993 Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the 1993 Plan. Approval by affirmative votes of holders of a majority of shares of Common Stock present, or represented, and entitled to vote is required for the 1993 Plan to be adopted.

TYPES OF AWARDS

     The 1993 Plan would permit the granting of any or all of the following types of awards: (1) stock options, including ISOs; (2) stock appreciation rights ("SARs"), in tandem with stock options or freestanding; (3) restricted stock; (4) performance awards; (5) stock compensation awards; and (6) other stock-based awards.

ELIGIBILITY FOR PARTICIPATION

     In addition to employee directors and officers, all key employees of the Company or any affiliate of the Company will be eligible for participation under the 1993 Plan. While the concept of "key employee" eligible to participate in the 1993 Plan is necessarily flexible, approximately 150 employees (including a total of 11 executive officers) are considered to fall within this category.

ADMINISTRATION

     The 1993 Plan will be administered by the Compensation Committee, composed of disinterested, outside directors appointed by the Board. The Compensation Committee will select the participants who will receive awards, determine the type and terms of awards to be granted, and interpret and administer the Plan. Unless otherwise expressly provided in the 1993 Plan, all decisions under or with respect to the 1993 Plan shall be within the sole discretion of the Compensation Committee and are final.

AMENDMENT AND TERMINATION

     The Board may terminate or amend the 1993 Plan without stockholder approval, except that stockholder approval is required for any amendment which would increase the number of shares available for grant, decrease the minimum exercise price or otherwise cause the 1993 Plan to cease to qualify for any tax or regulatory exemption, status or requirement.

TERM OF THE PROGRAM

     The 1993 Plan will terminate on October 28, 2003, after which time no additional awards may be made under the 1993 Plan.

SHARES SUBJECT TO PROGRAM

     Subject to adjustment as described more fully below, 4,000,000 shares of Common Stock may be awarded under the 1993 Plan, provided, however, that no more than 800,000 shares of the shares specified shall be issued as restricted stock. The maximum aggregate number of shares available for options and SARs to any executive officer during the term of the 1993 Plan is 20 percent of the number of shares with respect to which awards may be granted under the 1993 Plan.

STOCK OPTIONS

     Stock options granted under the 1993 Plan will be subject to the terms and conditions determined by the Compensation Committee, except that (i) no options may be granted after the termination of the 1993 Plan; (ii) the option exercise price cannot be less than 100 percent of fair market value of a share of Common Stock at the time the option is granted; and (iii) no option may be exercised more than ten years after it is granted. ISOs may be granted provided they meet the requirements of the Code.

     The Compensation Committee shall determine the form in which payment of the exercise price may be made, including cash, shares of Common Stock, other securities or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price.

     When an optionee exercises an NQO, the difference between the option price and any higher fair market value of the underlying shares of Common Stock, generally on the date of exercise, will be ordinary income to the optionee. The Company believes the 1993 Plan will meet the "performance-based exemption" under 162(m) and the amount of ordinary income to the optionee generally will be allowed as a deduction for federal income tax purposes to the Company. Any gain or loss realized by an optionee on disposition of the Common Stock so acquired generally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the shares of Common Stock for determining gain or loss on the disposition will generally be the fair market value of such Common Stock on the date of exercise of the option.

     In the case of ISOs, although no compensation income is realized upon exercise, generally the excess of the fair market value on the date of exercise over the option price is included in alternative minimum taxable income for alternative minimum tax purposes.

STOCK APPRECIATION RIGHTS

     An SAR may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. The grant price of an SAR shall not be less than 100 percent of fair market value of a share of Common Stock at the time the SAR is granted. The Compensation Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

     In the case of SARs granted either freestanding or in tandem with an option, the participant will not realize any compensation income at the time of grant. However, the fair market value of Common Stock or cash delivered to the participant pursuant to the exercise of such SAR will be treated as ordinary income to the participant at the time of exercise. The Company believes the 1993 Plan will meet the "performance-based exemption" under 162(m) and the amount of ordinary income to the participant generally will be allowed as a deduction for federal income tax purposes to the Company.

RESTRICTED STOCK

     The Compensation Committee shall determine the employees to whom Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each participant, the duration of the restriction period, the conditions under which the Restricted Stock may be forfeited to the Company and other terms and conditions of awards of Restricted Stock. Restricted Stock may not be disposed of by the participant until the restrictions specified in the award expire. The participant will have, with respect to Restricted Stock, the right to vote the shares and receive any cash dividends. Except as otherwise determined by the Compensation Committee, upon termination of a participant's employment for any reason during the restriction period, all Restricted Stock shall be forfeited by the participant.

     The participant will generally realize ordinary income in an amount equal to the fair market value of the shares of Restricted Stock less any amount paid for such shares at the time when the participant's rights with respect to such shares are no longer subject to a substantial risk of forfeiture. The participant may otherwise elect, pursuant to a special election provided in the Code, to be taxed on such amount calculated at the time of grant rather than on the date of expiration of the restrictions. Dividends paid to the participant during the restriction period will be taxable as ordinary income unless such election has been made. The Company generally will be allowed a deduction, subject to certain limitations, for federal income tax purposes equal to the amount of ordinary income that is realized by the participant.

PERFORMANCE AWARDS

     Performance Awards may be granted which shall consist of a right payable in cash, shares of Common Stock, other securities or other property upon the achievement of performance goals. The Compensation Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award. Performance Awards may be paid in accordance with procedures established by the Compensation Committee.

     When a participant receives a Performance Award, the participant will realize ordinary income in an amount equal to the fair market value of such award less any amount paid for such award at the time when the participant's rights with respect to such award are no longer subject to a substantial risk of forfeiture. The participant may otherwise elect, pursuant to a special election provided in the Code, to be taxed on such amount calculated at the time of grant. The Company generally will be allowed a deduction, subject to certain limitations, for federal income tax purposes equal to the amount of ordinary income that is realized by the participant.

STOCK COMPENSATION

     The Compensation Committee shall have the authority to pay all or a portion of any amounts payable under any compensation program of the Company in shares of Common Stock. The number and type of shares to be distributed in lieu of the cash compensation, as well as the terms and conditions of any such stock compensation, shall be determined by the Compensation Committee.

     When a participant receives shares of Common Stock in lieu of cash compensation, the fair market value of the shares of Common Stock will be ordinary income to the participant and generally will be allowed as a deduction for federal income tax purposes to the Company, if the cash compensation meets the requirements of 162(m). Any gain or loss realized by a participant on disposition of the Common Stock so acquired generally will be capital gain or loss to such participant, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The participant's basis in the shares of Common Stock for determining gain or loss on the disposition will generally be the fair market value of such Common Stock on the date the shares are issued.

OTHER STOCK-BASED AWARDS

     The Compensation Committee may grant other forms of awards based on, payable in, or otherwise related in whole or in part to Common Stock under the 1993 Plan. Subject to the terms of the 1993 Plan, the Compensation Committee shall determine the terms and conditions of any such other stock-based awards.

CHANGE OF CONTROL

     In the event of a "Change of Control" as defined in the 1993 Plan, the Compensation Committee may take any one or more of the following actions in connection with any awards made under the 1993 Plan: (i) accelerate the exercise or vesting date; (ii) provide for the purchase, in cash, of such award; (iii) make adjustments to such award; or (iv) cause any outstanding award to be assumed, or a new right substituted therefor, by the acquiring or surviving corporation.

ADJUSTMENTS

     In the event the Compensation Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended under the 1993 Plan, then the Compensation Committee shall adjust any or all of the awards.

     No grants have been made to any executive officers under the 1993 Plan at this time.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick served as the Company's independent auditors during 1993 and was appointed by the Board to serve in that capacity for 1994. Representatives of KPMG Peat Marwick will be present at the meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

                                 OTHER MATTERS

     It is not expected that any other matters will come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder may desire to present to the 1995 Annual Meeting of Stockholders must be received by the Company on, or prior to, November 22, 1994.

                               PROXY SOLICITATION

     The cost of preparing, assembling and mailing the material in connection with the solicitation of proxies will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail but solicitations may also be made personally or by telephone or telegraph by officers and other employees of the Company. In addition, the Company has engaged Chemical Bank, 450 West 33rd Street, New York, New York 10001 to assist in such solicitation at an estimated fee of $5,000 plus disbursements.

     It is important that the proxies be returned promptly. All stockholders, whether or not they expect to attend in person, are urged to sign, date and return the accompanying form of proxy in the enclosed addressed envelope, which requires no postage if mailed in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                     SUZANNE SUTER
                                          ----------------------------------
                                          SUZANNE SUTER
                                          Corporate Secretary

Dated: March 21, 1994
Houston, Texas

                                                                    ATTACHMENT A

                         ANADARKO PETROLEUM CORPORATION

                              AMENDED AND RESTATED
               1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     Anadarko Petroleum Corporation, a Delaware corporation (the "Company"), hereby amends and restates in its entirety the Anadarko Petroleum Corporation 1988 Stock Option Plan for Non-Employee Directors (as amended and restated, the "Plan") as follows:

     1. Purpose. The purpose of the Plan is to attract and retain experienced and knowledgeable nonemployee directors for the benefit of the Company and its stockholders, and for such directors to acquire a proprietary interest in the Company, and to continue to work for the best interests of the Company and its stockholders.

     2. Administration. The Plan shall be administered by the Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan; provided, however, that the Committee shall have no discretion with respect to the selection of directors to receive stock options ("Options") under Paragraph 6 of the Plan, the number of shares of Common Stock subject to any Options or the purchase price thereunder or the selection of directors to receive shares of $0.10 par value common stock of the Company ("Common Stock") under Paragraph 7 of the Plan. All decisions made by the Committee in construing the provisions of the Plan shall be final.

     3. Eligibility. Each director of the Company, who is not an employee of the Company, shall be eligible to participate under the Plan (an "Eligible Director").

     Only non-qualified stock options (options which do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) shall be granted under Paragraph 6 of the Plan.

     4. Shares Subject to the Plan. Subject to adjustment as provided in Paragraph 8, not more than 450,000 shares of Common Stock may be issued in respect to Options granted under Paragraph 6 of the Plan or shares of Common Stock issued under Paragraph 7 of the Plan. Such shares may be either authorized and unissued shares or issued shares which are reacquired by the Company and held in its treasury. Shares of Common Stock subject to an Option shall, upon the expiration or termination of such Option, to the extent unexercised, again be available for grant under the Plan.

     5. Grant of Options.

     Non-Qualified Stock Options shall be granted pursuant to the Plan as follows:

          (a) Each Eligible Director of the Company who served in such capacity on October 27, 1988, shall be, and hereby is granted, as of October 27, 1988, an Option to purchase 10,000 shares of the Company's Common Stock (subject to adjustment as provided in Paragraph 8, the "Initial Grant").

          (b) Each Eligible Director, on the date of his initial election to the Board, whether such election was by the Board or by the Company's stockholders, shall be granted an Initial Grant, provided that such Eligible Director has not received an Initial Grant on some previous date nor has the Eligible Director received an award under any other Company stock plan;

          (c) Commencing on October 27, 1989, and on each October 27 thereafter during the term of the Plan, each Eligible Director shall be granted an option to purchase 5,000 shares of the Company's Common Stock (subject to adjustment as provided in Paragraph 8, the "Annual Grant").

     6. Terms and Conditions of Options.

          (a) The purchase price per share of Common Stock deliverable upon the exercise of an Option shall be one hundred percent (100%) of the fair market value of the Common Stock on the date the Option is granted. Such fair market value shall be the mean of the high and low per share prices of Common Stock traded on the date of grant, as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System (the "NYSE"); provided that if the date of grant is not a date on which shares of Common Stock are traded, the fair market value shall be the mean of the high and low per share prices of Common Stock traded on the next preceding date on which shares of Common Stock are traded, as reported on the NYSE.

          (b) Options granted pursuant to the Plan shall become exercisable as follows:

          (i) Options granted pursuant to an Initial Grant shall become exercisable with respect to 50% of the options on the first anniversary of the date of grant and with respect to the remaining 50% on the second anniversary of the date of grant.

          (ii) Options granted pursuant to an Annual Grant shall become exercisable commencing on the first anniversary of the date of grant.

          In no case may an Option be exercised as to less than ten shares at any one time (or the remaining shares covered by the Option if less than ten) during the term of the Option. Options shall not be exercisable after the expiration of ten years from the date of grant thereof.

          (c) The Options may not be exercised unless the Eligible Director is at the time of such exercise a director of the Company and shall have continuously been a director of the Company since the date of grant thereof; provided, however, that the Options shall be exercisable following the termination or expiration of the Eligible Director's position as a director of the Company during the term of the Option as follows:

          (i) If the Eligible Director shall cease to be a director of the Company by reason of (a) Retirement (as defined below), or (b) disability within the meaning of Section 105(d)(4) of the Code, the Eligible Director (or, in the event of the Eligible Director's death, the Eligible Director's legal representative) may within a period of not more than 24 months after such cessation of employment, exercise the Option if and to the extent it was exercisable on the date of such cessation. In no event may the Options be exercised more than ten years from the date of grant thereof. "Retirement", for purposes hereof, is defined as (i) 10 years of service as a director of the Company, (ii) attainment of age 55 and five years of services as a director of the Company, or (iii) attainment of age 65.

          (ii) Notwithstanding Subparagraph (b), in the event of the death of the Eligible Director while a director of the Company, any Option granted to the Eligible Director shall vest and be immediately exercisable, with respect to all or any part of the shares as to which such Option remains unexercised, by the Eligible Director's legal representative or other person or persons to whom the Eligible Director's rights under the Option shall pass by the Eligible Director's will or the laws of descent and distribution, but only before the expiration of ten years from the date of grant thereof or of the twelve-month period after the Eligible Director's death, whichever event first occurs.

          (d) To the extent that Options have become exercisable hereunder, the Options, or any part thereof, may be exercised by giving written notice of exercise to the Corporate Secretary of the Company specifying the number of shares of Common Stock to be purchased and by paying in cash (including check, bank draft or money order), Common Stock, or a combination of Common Stock and cash, the aggregate Option price of the number of shares of Common Stock purchased. The fair market value of any Common Stock so delivered shall be the mean of the high and low prices of shares of Common Stock on the date of exercise as reported on the NYSE. Date of exercise shall be deemed to be the date set forth on the notice of exercise. Such exercise shall be subject to payment and such approval as may be required under policies and procedures established by the Board. No shares of Common Stock shall be issued or delivered until full payment therefor has been made.

          (e) The Options and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Eligible Director's lifetime only by the Eligible Director or the Eligible Director's guardian or legal representative. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options, or of any right or privilege conferred thereby, contrary to the provisions thereof, or upon the levy of any attachment or similar process upon the Options or any right or privilege conferred thereby, the Options and the right and privilege conferred thereby shall immediately become null and void.

          (f) The Eligible Director shall have none of the rights of a stockholder with respect to any shares of Common Stock subject to the Options prior to the date of issuance to the Eligible Director of a certificate or certificates for such shares.

          (g) The Company may require any Eligible Director to furnish to the Company at the time of any exercise of any Option a written representation (in form satisfactory to the Board) that the Eligible Director is acquiring the shares of Common Stock resulting from such exercise with the intention of holding the same for investment and not for public distribution.

          (h) Upon the exercise of an Option, the Company shall have the right to retain sufficient shares of Common Stock to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to the exercise of the Options; provided, that the Eligible Director does not deliver to the Company cash and/or shares of Common Stock in an amount determined by the Company to be sufficient to satisfy any such tax. The fair market value of any Common Stock so retained or delivered shall be the mean of the high and low per share prices of Common Stock on the date of exercise as reported on the NYSE.

     7. Shares in Lieu of Cash Compensation. Shares of Common Stock may be granted to an Eligible Director in lieu of the cash compensation that such Eligible Director would be entitled to receive for serving as a director during a fiscal quarter (including fees paid in connection with service as Chairman, as a member of the Board and as a member of any committee of the Board, attendance at meetings and any other services provided to the Company but excluding any amounts an Eligible Director has elected to defer under the Company's Director Deferred Compensation Plan, the "Quarterly Retainer") as follows:

          (a) Subject to Subparagraph (c) below, shares of Common Stock shall be issued automatically to any Eligible Director who files with the Corporate Secretary of the Company an irrevocable election to receive shares of Common Stock in lieu of all or a portion, expressed as a fraction, (the "Elected Percentage") of his or her Quarterly Retainer. As soon as is practicable following the last business day of the relevant fiscal quarter (such last business day, the "Share Issuance Date"), each Eligible Director making such an election under this Subparagraph (a) shall be issued shares of Common Stock as determined under Subparagraph (b) below; provided that no such election shall be given effect on any Share Issuance Date occurring before six months has elapsed from the date of such election.

          (b) The number of shares of Common Stock issued on a Share Issuance Date under this Paragraph 7 shall be equal to the nearest number of whole shares determined in accordance with the following formula:

                    (Elected Percentage)(Quarterly Retainer)
                    ----------------------------------------
                          fair market value per share

     where fair market value shall mean the mean of the high and low per share prices of Common Stock on the Share Issuance Date as reported on the NYSE.

          (c) In the event that permitting an Eligible Director to make subsequent elections to receive Shares in lieu of the Quarterly Retainer shall not result in the loss of exemptive relief from Section 16(b) of the Securities Exchange Act of 1934, as amended, for the Plan or any other stock-based compensation plan of the Company, the Eligible Director may make additional irrevocable elections, which shall supersede any previous election made under Paragraph 7(a) and such subsequent elections shall take effect at such times as are permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

          (d) The Eligible Director shall have none of the rights of a stockholder with respect to any shares of Common Stock acquired pursuant to this Paragraph 7 prior to the date of issuance to the Eligible Director of a certificate or certificates for such shares.

          (e) The Company may require any Eligible Director to furnish to the Company on any Share Issuance Date a written representation (in a form satisfactory to the Board) that the Eligible Director is acquiring the shares of Common Stock to be acquired on such Share Issuance Date with the intention of holding the same for investment and not for public distribution.

          (f) The Company shall have the right to retain sufficient shares of Common Stock to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to the issuance of shares of Common Stock pursuant to this Paragraph 7; provided, that the Eligible Director does not deliver to the Company cash and/or shares of Common Stock in an amount determined by the Company to be sufficient to satisfy any such tax. The fair market value of any Common Stock so retained or delivered shall be the mean of the high and low per share prices of Common Stock on the Share Issuance Date as reported on the NYSE; provided that if the Share Issuance Date is not a date on which shares of Common Stock are traded, the fair market value shall be the mean of the high and low per share prices of Common Stock traded on the next preceding date on which shares of Common Stock are traded, as reported on the NYSE.

     8. Recapitalization or Reorganization.

          (a) The existence of the Plan, the Options granted pursuant to Paragraph 6 hereunder and the shares of Common Stock issued pursuant to Paragraph 7 hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issuance of bonds, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the assets or business, or any other corporate act or proceeding.

          (b) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the issuance of all shares available for issuance hereunder or prior to expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock remaining available for issuance under Paragraph 4, the number of shares constituting an Initial Grant and an Annual Grant and the number of shares of Common Stock with respect to which any outstanding Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of an outstanding Option shall be proportionately reduced (but not to less than the par value thereof), and (2) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of an outstanding Option shall be proportionately increased.

          (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Eligible Director shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities or other property to which the Eligible Director would have been entitled pursuant to the terms of such recapitalization if, immediately prior to such recapitalization, the Eligible Director had been holder of record of the number of shares of Common Stock as to which such Option is then exercisable. If (1) the Company merges or consolidates with any other entity (other than a wholly owned subsidiary) and is not surviving entity (or survives only as the subsidiary of another entity), (2) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary), (3) the Company is liquidated or dissolved, or (4) any third person or entity, including a "group" as contemplated by section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control of (including, without limitation, the power to vote) shares of capital stock of the Company having 30% or more of the number of votes that may be cast for the election of directors of the Company, or, as a result of or in connection with a contested election of directors, a number of directors equal to a majority of the Board before such election cease to be members of the Board (such an acquisition or election being referred to herein as a "change of control"), then as of a date specified by the Board (which for purposes of this Paragraph 8(c) in the event of a change of control shall be the Board as constituted prior to such change of control) which is within thirty days of the first to occur of (a) the approval by the stockholders of the Company of such merger, consolidation, sale of assets or dissolution or (b) the occurrence of such change of control, all outstanding Options which have been held for at least six months, irrespective of whether such Options are then otherwise exercisable, shall be surrendered to the Company by each Eligible Director of such Options and such Options shall thereupon be canceled by the Company, and the Eligible Director shall receive a cash payment by the Company in an amount equal to the number of shares of Common Stock subject to the Option held by such Eligible Director multiplied by the difference between (x) and (y) where
     (y) equals the purchase price per share of Common Stock covered by the Option and (x) equals the fair market value of a share of the Common Stock as reported on the NYSE on the date determined by the Board to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Paragraph 8(c) consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

          (d) Any adjustment provided for in Subparagraphs (b) and (c) above shall be subject to any required stockholder action.

          (e) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted pursuant to Paragraph 6, the number of shares of Common Stock theretofore subject to issuance pursuant to Paragraph 7 or the purchase price per share.

     9. Compliance with Applicable Laws and Regulations and Requirements of Stock Exchanges. No Option shall be granted and no shares shall be issued pursuant to an Option or pursuant to Paragraph 7 prior to compliance with requirements under applicable laws and regulations and agreements with stock exchanges.

     10. Duration; Amendment; Termination. The Plan shall be effective upon the date the amendment and restatement thereof is approved by the vote of the holders of a majority of the outstanding shares of Common Stock at a meeting of the stockholders held within 12 months after the date of adoption of the amendment and restatement thereof by the Board. Except with respect to Options then outstanding, if not sooner terminated under the provisions hereof, the Plan shall terminate upon and no further Options shall be granted after October 26, 1998. Options shall not be awarded or granted after October 26, 1998 or the earlier termination of the Plan, but Options theretofore granted shall continue after the date unless terminated in accordance with the terms of the Plan. The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted subject to limitations, if any, imposed by Section 16 and Rule 16b-3 of the Securities Exchange Act of 1934, as amended, on the termination of irrevocable elections under Paragraph 7. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, provided, that no change in any Option theretofore granted may be made which would impair the rights of the Eligible Director without the consent of such Eligible Director; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan, or extend the term of the Plan, without the approval of the stockholders of the Company; and provided further, that Paragraphs 5 and 6(a) may not be amended more often than every six months (except for changes to comply with the Internal Revenue Code of 1986, as amended, or The Employee Retirement Income Security Act of 1974, as amended).

                                                                    ATTACHMENT B

                         ANADARKO PETROLEUM CORPORATION

                          ANNUAL INCENTIVE BONUS PLAN
                           EFFECTIVE JANUARY 1, 1994

     1. Purpose of the Plan. The ANNUAL INCENTIVE BONUS PLAN (the "Plan") is intended to provide a method for attracting and retaining employees of ANADARKO PETROLEUM CORPORATION and participating subsidiaries (the "Company"), to encourage these individuals to remain with the Company and to devote their best efforts to its affairs and to recognize employees for their contributions to the overall success of the Company.

     2. Administration of the Plan. The Plan shall be administered by the Compensation and Benefits Committee (the "Committee") of the Board of Directors (the "Board") of the Company and shall operate on the basis of the calendar year. The Committee is authorized to interpret the Plan and from time to time may adopt such rules, regulations, definitions and forms consistent with the provisions of the Plan as it may deem advisable to carry out the Plan.

     3. Determinations of Bonuses. The Committee shall have full power and authority to (i) designate those employees who may be eligible for bonuses under the Plan for a calendar year; (ii) determine performance objectives which must be satisfied as a condition to earning a bonus under the Plan for a calendar year (which objectives may differ as among employees or classes of employees);
(iii) determine the types of bonuses to be paid under the Plan for a calendar year; (iv) determine the extent to which performance objectives applicable to a given bonus have been achieved; (v) determine the amounts of bonuses (which may differ among employees or classes of employees) and (vi) determine the form and time of payment of bonuses. All decisions made by the Committee shall be final.

     4. Section 162(m) Conditions. In the case of any employee whose compensation is or, in the opinion of the Committee, is potentially subject to the compensation deduction limits of section 162(m) of the Internal Revenue Code of 1986, as amended ("162(m)") for a calendar year, the Committee shall establish, in writing, with respect to each calendar year beginning with the 1994 calendar year (i) objective performance goals and the appropriate weighting of such goals from among the performance criteria described below; (ii) performance targets or range of targets to measure satisfaction in whole or in part of such performance goals or combination of goals and (iii) a bonus opportunity target percentage of such employee's base salary which will be used to establish the amount of bonus to be paid to such employee depending upon the degree of satisfaction of the performance goals. A bonus amount shall be paid under the Plan for a calendar year to an employee whose compensation is or, in the opinion of the Committee, is potentially subject to 162(m) if and only if the performance goal or combination of performance goals established by the Committee with respect to such employee have been attained (based upon the degree of satisfaction of the performance target or range of targets). The Committee shall certify the attainment of such performance goals in writing. Bonuses paid pursuant to this section shall not exceed an amount equal to 150% of such employee's base salary for such calendar year to be determined as of the beginning of the calendar year. The Committee shall establish performance goals from one or more of the following performance criteria for those individuals subject to this section: (i) net income, cash flow and/or reserve replacement measured against internally established targets; and (ii) cost of finding of energy equivalent barrels and/or stock price performance, in either case compared against industry or a select peer group.

     5. Payments in Event of Termination. In the event an employee terminates employment with the Company for any reason including death, disability and retirement prior to the date of payment of a bonus award, the Committee may, in its sole discretion, pay to such employee or his beneficiary, as the case may be, a bonus award. The amount of the bonus award, if any, will be at the sole discretion of the Committee.

     6. Prohibition Against Assignment or Encumbrance. The Plan, and the rights, interests and benefits hereunder, shall not be assigned, transferred, pledged, sold, conveyed, or encumbered in any way by an employee, and shall not be subject to execution, attachment or similar process. Any attempted sale, conveyance, transfer, assignment, pledge or encumbrance of the rights, interests or benefits provided pursuant to the terms of the Plan, contrary to the terms of the foregoing sentence, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     7. Nature of the Plan. The Plan shall constitute an unfunded, unsecured obligation of the Company to make bonus payments in accordance with the provisions of the Plan. The establishment of the Plan shall not be deemed to create a trust. No participant shall have any security or other interest in any assets of the Company.

     8. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he or she remains an employee of the Company, any subsidiary of the Company or any enterprise which acquires all or substantially all of the assets and business of the Company. Nothing in the adoption or implementation of the Plan shall confer on any employee any right to continued employment by the Company or affect in any way the right of the Company to terminate his employment at any time. Any question as to whether and when there has been a termination of an employee's employment and the cause of such termination shall be determined by the Committee and its determination shall be final.

     9. Company Not Liable for Interest. If the Company for any reason fails to make any payment provided for in the Plan at the time same becomes payable, the Company shall not be liable for interest or other charges thereon.

     10. Termination and Amendment of Plan. The Committee shall have the right, without the necessity of shareholder or employee approval, to alter, amend or terminate the Plan at any time.

     11. Adjustments to Performance Factors. If any performance goal, criterion or target for any year shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such goal, criterion or target, as the case may be, for such year (and subsequent years as appropriate), or any combination of them, and make credits, payments and reductions accordingly under the Plan; provided, however, that the Committee shall not have the authority to make any such adjustments with respect to awards paid to any participant who is at such time a covered employee under Section 4 of the Plan.

     12. Rights of Company. Nothing contained in the Plan shall prevent the Company or any subsidiary from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

                                                                    ATTACHMENT C

                         ANADARKO PETROLEUM CORPORATION

                           1993 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE.

     The purposes of this 1993 Stock Incentive Plan (the "Plan") are to promote the interests of Anadarko Petroleum Corporation (together with any successor thereto, the "Company") and its stockholders by (i) attracting and retaining executive personnel and other key employees of the Company and its affiliates;
(ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

SECTION 2. DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Stock Compensation Award or Other Stock-Based Award.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean the Compensation and Benefits Committee of the Board.

          "Employee" shall mean any employee of the Company or of any Affiliate.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee.

          "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean an option granted under
     Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

          "Participant" shall mean any Employee granted an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(c) of the Plan.

          "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "Shares" shall mean the common shares of the Company, $0.10 par value, and such other securities or property as may become the subject of Awards or become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

          "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

          "Stock Compensation" shall mean any right granted under Section 6(e) of the Plan.

          "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or one or more of its Affiliates, or (ii) a company with which the Company or one or more of its Affiliates combines.

SECTION 3. ADMINISTRATION.

     The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be 4,000,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is cancelled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, to the extent permissible under Rule 16b-3, Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. Notwithstanding the foregoing no more than twenty percent (20%) of the Shares available for Awards shall be issued as Restricted Stock. The maximum aggregate number of Shares available for Options and Stock Appreciation Rights to any executive officer during the ten year period beginning on the date the Plan is approved by the Board is equal to twenty percent (20%) of the number of

Shares with respect to which Awards may be granted under the Plan specified above, which determination should be made in accordance with Section 162(m) of the Code and the rules promulgated thereunder.

     (b) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted,
(ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options and awards intended to qualify as performance based compensation under Section 162(m)(4)(C) of the Code, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code or would cause such award to fail to so qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

     (d) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of the Company for purposes of
Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

SECTION 5. ELIGIBILITY.

     Any Employee who is not a member of the Committee, including any officer or employee-director of the Company or any affiliate, shall be eligible to be designated a Participant.

SECTION 6. AWARDS.

     (a) Options. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefore and the conditions and limitations applicable to the exercise of the Option including the following terms and conditions and such additional terms and conditions, as the Committee shall determine are not inconsistent with the provisions of the Plan.

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time each Option is granted; provided, however, that the purchase price per Share shall not be less than 100% of Fair Market Value on the date of grant, except in the case of Options that are Substitute Awards.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. Pursuant to Section 7(b) of the Plan, the Committee may, at its discretion, accelerate the time at which Options may be exercised and otherwise modify the time or methods of exercise of the Options.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
     Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

     (b) Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in tandem with or in addition to another Award may be granted either at the same time as such other Award or at a later time.

          (i) Grant Price. The grant price of a Stock Appreciation Right shall be determined by the Committee; provided, however, that the grant price shall not be less than 100% of Fair Market Value on the date of grant or on the date of original grant of any related Award.

          (ii) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     (c) Restricted Stock. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

          (i) Dividends. Unless otherwise determined by the Committee, Restricted Stock Awards shall provide for the payment of dividends during the Restricted Period. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee, all as determined by the Committee in its discretion.

          (ii) Registration. Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

          (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Restricted Stock shall be forfeited by the Participant and re-acquired by the Company. The Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

          (iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 6(g)(iii).

     (d) Performance Awards. The Committee shall have authority to determine the Employees who shall receive a Performance Award, which shall consist of a right,
(A) denominated or payable in cash, Shares, other securities or other property (including, without limitation, Restricted Stock), and (B) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, such holder, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

          (i) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

          (ii) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     (e) Stock Compensation. The Committee shall have authority to pay in Shares all, or such portion as it shall determine, of amounts payable under any compensation program of the Company. The number and type of Shares to be distributed in lieu of the cash compensation to which an Employee would otherwise be entitled, as well as the terms and conditions of any such bonus awards, shall be determined by the Committee.

     (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees an "Other Stock-Based Award", which shall consist of a right (i) which is not an Award or right described in Section 6(a), (b), (c),
(d), or (e) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

     (g) General.

          (i) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (ii) Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

          (iii) Limits on Transfer of Awards.

             (A) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee.

             (B) No Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company) or pursuant to a QDRO and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

          (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

          (v) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (vi) Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

          (vii) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

SECTION 7. AMENDMENT AND TERMINATION.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

             (i) increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 of the Plan;

             (ii) permit Awards encompassing rights to purchase Shares to be granted with per Share grant, exercise or purchase prices of less than the Fair Market Value of a Share on the date of grant thereof, except to the extent permitted under Sections 6(a)(i), 6(b)(i) and 6(g)(vii) of the Plan; or

             (iii) otherwise cause the Plan to cease to qualify for or comply with any tax or regulatory exemption, status or requirement, including for these purposes any approval or other requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act.

          (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall reduce the benefit to Participant without the consent of such Participant.

          (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, with respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the award to fail to so qualify.

SECTION 8. CHANGE IN CONTROL.

     (a) In addition to the Committee's authority set forth in Section 7(c) of the Plan, in order to maintain the Participants' rights in the event of any Change in Control, as hereinafter defined, the Committee, as constituted before such Change in Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

     (b) A "Change in Control" shall be deemed to occur if (i) the Company merges or consolidates with any other Person (other than a wholly owned subsidiary) and is not the surviving entity (or survives only as the subsidiary of another entity); (ii) the Company sells all or substantially all of its assets to any other Person (other than a wholly owned subsidiary); (iii) the Company is liquidated or dissolved; (iv) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act as in effect on the effective date of the Plan, except that a person shall be deemed to be the beneficial owner of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise without regard to the sixty-day period referred to in such Rule), directly or indirectly of securities representing 30% or more of the combined voting power of the Company's then outstanding securities or, (v) as a result of or in connection with a contested election of directors, a number of directors equal to a majority of the Board before such election cease to be members of the Board.

SECTION 9. GENERAL PROVISIONS.

     (a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor Section thereto, or who are otherwise not subject to such Section.

     (c) Withholding. The Company or any Affiliate is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements (subject to shareholder approval of such other arrangement, if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (f) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

     (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (h) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

     (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

     (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10. EFFECTIVE DATE OF THE PLAN.

     The Plan shall be effective as of the date of its approval by the Board.

SECTION 11. TERM OF THE PLAN.

     No Award shall be granted under the Plan ten years after approval by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

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                             ANADARKO PETROLEUM CORPORATION           PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 1994

     The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned for the election of directors, unless such authority is withheld, and on all other matters which may come before the 1994 Annual Meeting of Stockholders of Anadarko Petroleum Corporation or any adjournment or adjournments thereof.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY
     ITEM. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED
     BY THE STOCKHOLDER. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD
     OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES
     NEED TO BE CHECKED.
              THE PROXY MUST BE SIGNED AND RETURNED TO BE COUNTED.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.
     Item 1 -- Election of Class II directors Conrad P. Albert, Robert J.
     Allison, Jr. and Charles M. Simmons.

     For     Withheld     (To withhold authority to vote for any individual
     All     as to all    nominee, write that nominee's name in the space
     / /        / /       provided below.)

                          _________________________________________________


     Item 2 -- Approval of Amendments to the 1988 Stock Option Plan for
                Non-Employee Directors.
       FOR  / /          AGAINST  / /         ABSTAIN  / /

     Item 3 -- Approval of the Annual Incentive Bonus Plan.
       FOR  / /          AGAINST  / /         ABSTAIN  / /

     Item 4 -- Approval of the 1993 Stock Incentive Plan.

       FOR  / /          AGAINST  / /         ABSTAIN  / /

                                             Date                    , 1994

                                             ------------------------------
                                             Signature

                                             ------------------------------
                                             Signature (if held jointly)
                                             PLEASE MARK, DATE AND SIGN AS
                                             your name appears above and
                                             return in the enclosed
                                             envelope. If shares are held
                                             jointly, each stockholder
                                             named should sign.
- --------------------------------------------------------------------------------